UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) February 4, 2003

                               HEALTHEXTRAS, INC.
                               ------------------
             (Exact name of registrant as specified in its charter)

         Delaware                      0-31014              52-2181356
 ------------------------------     ----------           -------------
(State or other Jurisdiction of     (Commission          (IRS Employer
incorporation)                      File Number)         Identification No.)

          2273 Research Boulevard, 2nd Floor, Rockville, Maryland 20850
          -------------------------------------------------------------
                    (Address of principal executive offices)

                                 (301) 548-2900
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)
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 ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)    Financial statements of business acquired:

       Not Applicable

(b)    Pro forma financial information:

       Not Applicable

(c)    Exhibits:

       Exhibit No.   Description
       -----------   -----------

       99.1          Press Release Dated February 4, 2003


ITEM 9.  REGULATION FD DISCLOSURE.

       Attached hereto as Exhibit 99.1 is HealthExtras, Inc. Press Release dated February 4, 2003 announcing fourth quarter and year end-financial results.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:    February 4, 2003              By: /s/ Michael P. Donovan
                                            ---------------------------
                                            Michael P. Donovan
                                            Chief Financial Officer and
                                            Chief Accounting Officer